_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 21, 2005

               Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-111832	52-1865887
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                                             None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

In connection with the issuance of the Saxon Asset Securities Trust 2005-4 Mortgage Loan Asset Backed Certificates, Series 2005-4 (the “Certificates”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters of the Certificates (the “Representative”), has prepared certain materials related to the composition of the related mortgage loans as of the closing date for the Certificates.

The Certificates were offered pursuant to a Prospectus Supplement dated December 19, 2005 and related Prospectus dated September 27, 2005 (together, the “Prospectus”), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates have been registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-111832) (the “Registration Statement”).  The Registrant hereby incorporates the attached materials by reference in the Registration Statement.

The closing pool data is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Closing Pool Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON  ASSET SECURITIES COMPANY

By:        /s/ Ernest G. Bretana

Name:  Ernest G. Bretana
Title:    Vice President

Dated:  December 21, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.1

Closing Pool Data

Exhibit 99.1     Closing Pool Data